Fourth Quarter and Full Year 2013 Earnings

February 26, 2014

Safe Harbor

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward looking statements. The Company makes forward-looking statements in this Investor Presentation that represent the Company's beliefs or expectations about future events or financial performance. These forward-looking statements are based on information currently available to the Company and on management's beliefs, assumptions, estimates and projections and are not guarantees of future events or results. When used in this presentation, the words "anticipate," "estimate," "believe," "plan," "intend," "may," "will" and similar expressions are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. Such statements are subject to known and unknown risks, uncertainties and assumptions, including those referred to in the "Risk Factors" section of the Company's Annual Report on Form 10-K for the year ended December 31, 2012 as filed with the Securities and Exchange Commission on February 27, 2013 and in the Company's subsequent Quarterly Reports on Form 10-Q. In light of these risks, uncertainties and assumptions, the forward-looking events discussed may not occur. In addition, our actual results may vary materially from those anticipated, estimated, suggested or projected. Except as required by law, we do not assume a duty to update forward-looking statements, whether as a result of new information, future events or otherwise. Investors should, however, review additional disclosures made by the Company from time to time in its periodic filings with the Securities and Exchange Commission. Please use caution and do not place reliance on forward-looking statements. All forward-looking statements made by the Company in this presentation are qualified by these cautionary statements.

In addition, some of the market and industry data and forecasts included in this Investor Presentation are based upon independent industry sources. Although we believe that these independent sources are reliable, we have not independently verified the accuracy and completeness of this information.

Aegion's Strategy Initially Focused on Diversification and Now on Greater Reliance on Recurring Revenue in Growth Markets

2008
Reliance on one industry

Insituform

40-year leader and pioneer in trenchless cured-in-place wastewater pipe rehabilitation

Market Dynamics

- The need for wastewater pipeline rehabilitation is unquestioned
- Anticipated municipal spending is not expected to meet the growing need for wastewater pipe rehabilitation

Insufficient and volatile municipal spending limits sustainable growth opportunities

2009-2012
Diversification Strategy

We Protect Pipe.™

Midstream oil, gas and mining
Municipal and industrial pressure pipe
Water/wastewater pipe rehabilitation



ROBOTIC COATING
INSULATION COATING
CURED IN PLACE PIPE
CATHODIC PROTECTION
LINERS
INTERNAL COATING
CONCRETE COATING
FIBER POLYMER

MARKET DYNAMICS

- Aegion can effect the sale of higher margin technologies and services in growth industries
- Corrosion engineering and cathodic protection has recurring revenue opportunities through master service agreements

Project-based nature of several Energy & Mining businesses and Commercial & Structural creates volatility from timing risk

2013+
Grow Recurring Revenues

United States oil and gas upstream and downstream



MARKET DYNAMICS

- Compelling long-term macro drivers in the upstream and downstream United States market
- Daily presence at these facilities creates a "nested position" with potential to leverage Aegion's technologies and services

Multi-year maintenance contracts provide a new source for recurring revenues in growing markets

AEGION

Aegion Protects and Rehabilitates Infrastructure

PIPELINE PROTECTION

> 70%

Municipal Water/Wastewater, Industrial, Oil, Gas, Mining



ROBOTIC COATING
EXTERNAL COATING
INSULATION COATING
CURED IN PLACE PIPE
LINERS
INTERNAL COATING
CONCRETE COATING
CATHODIC PROTECTION
FIBER POLYMER

INDUSTRIAL FACILITIES

>25%

Refineries, Upstream Facilities, Water Treatment Plants, Nuclear Facilities



COMMERCIAL STRUCTURES

< 5%

Commercial Buildings, Industrial and Waterfront Structures, Bridges, Roads, Tunnels



FIBER POLYMER
FIBER POLYMER

Aegion is a $1.3 to $1.4 billion revenue company focused on sustainable growth and increasing returns by being a global leader in infrastructure protection and rehabilitation

Based on 2014 guidance as of February 25, 2014

AEGION

Aegion Is Geographically Positioned in Strong End Markets



80% of 2013 Revenues
8% of 2013 Revenues
5% of 2013 Revenues
2% of 2013 Revenues
5% of 2013 Revenues
Hong Kong
Singapore

Aegion Technologies and Services

- All Three Platforms
- Water & Wastewater
- Commercial & Structural
- Energy & Mining

AEGION

Fourth Quarter and Full Year Financial Summary

Selected Financial Results – Non-GAAP from Continuing Operations

(See non-GAAP reconciliation in the Appendix)

(in USD thousands, except margins and per share information)	4Q 2013	4Q 2012	2013	2012
Revenues	$ 315,679	$ 271,595	$ 1,091,420	$ 1,016,831
Gross Profit	70,905	66,032	247,021	243,754
Gross Margins	*22.5%*	*24.3%*	*22.6%*	*24.0%*
Operating Income	23,865	25,627	72,713	84,927
Operating Margin	*7.6%*	*9.4%*	*6.7%*	*8.4%*
Segment Operating Income:				
Energy & Mining	15,570	17,093	44,226	59,994
North American Water & Wastewater	10,019	5,695	33,029	22,057
International Water & Wastewater	1,546	(1,399)	208	(8,497)
Commercial & Structural	(3,270)	4,238	(4,750)	11,373
Equity Earnings	1,256	1,970	5,159	6,359
Net Income from Continuing Operations (attributable to common shareholders)	$ 15,491	$ 16,071	$ 49,451	$ 57,064
Diluted Earnings per Share	$ 0.40	$ 0.41	$ 1.27	$ 1.44

Current and prior period results exclude discontinued operations

AEGION

Backlog Supports Near-Term Growth for North American Water & Wastewater and Key Segments of Energy & Mining

Change in Consolidated Backlog [1]

December 31, 2013 vs. December 31, 2012

Total Backlog as of 12/31/13 was $758.9 million



$250
$200
$150
$100
$50
$-
$(50)
Reported Backlog ($M)
$57
$188
$(18)
$(1)
Commercial & Structutal
International Water & Wastewater
North American Water & Wastewater
Energy & Mining

[1] Brinderson backlog, included in Energy & Mining, represents estimated 12-months' unrecognized revenues to be realized under long-term Master Service Agreements and other signed contracts.

Energy & Mining

- Brinderson's backlog increased $59 million to $268 million from September 30, 2013 because of several multi-year contract awards in the fourth quarter
- Industrial linings backlog declined $49 million because of a reduction in pipeline spend in international mining markets and the Mexican oil and gas markets as well as completion of the remaining $14 million of the Moroccan project

North American Water & Wastewater

- Backlog remained at a record level of $241.9 million from acquisitions in the fourth quarter and multiple large project awards in the United States earlier in 2013

International Water & Wastewater

- An $18.6 million decline from the near completion of $9.3 million contracts in Malaysia
- In January, Aegion secured $31 million in multi-year term contracts in Australia

Commercial & Structural

- North American backlog increased $2 million versus the third quarter of 2013 and increased $5.5 million year-over-year. Backlog in Asia declined $6.4 million from progress on two large Hong Kong projects

AEGION

Favorable End Markets For Businesses Sourcing Recurring Revenues And Pragmatic View of Project-Based Businesses Define 2014 Outlook

Aegion Non-GAAP Diluted Earnings per Share

(from Continuing Operations)


$1.50 to $1.70
$1.27
2013
2014 Forecast

- *Restated for discontinued operations*
- *See page A-4 for the 2013 non-GAAP reconciliation*

Corrosion engineering and cathodic protection, Brinderson, industrial linings and North America Water & Wastewater businesses expected to account for nearly 80% of revenues and more than 80% of expected profits in 2014

2014 Outlook

- Global Water & Wastewater
  - Record backlog in North America; Industry grew approximately 20% to $900 million in 2013, which appears sustainable in 2014
  - Key international markets are fairly stable with $31 million multi-year term contracts awarded in Australia after 2013 year end and potential for new large projects in Malaysia to be bid in the first half of 2014
- North America and Middle East pipeline markets remain favorable for the corrosion engineering and cathodic protection and industrial lining businesses
  - Uncertainty in other international mining pipeline markets temper the outlook for the industrial linings business
- The robotics coatings business has completed over 30% of the offshore internal pipe weld coatings for the Saudi Arabia Wasit project
  - Remaining project work expected to be completed in 2014
- Coatings business at New Iberia, LA faces uncertain market conditions for the Gulf of Mexico pipeline coatings market
  - Canadian operation expected to begin a recently awarded large standard insulation coating project later in 2014
- Brinderson received several new contract awards supporting prospects for revenues of at least $300 million in 2014
- Commercial & Structural will focus on building momentum in North America through investments made in sales, bidding and operations. The Asia business has opportunities for growth in markets such as Japan, Hong Kong, Singapore and Indonesia

AEGION

Diversification into the Midstream Pipeline Market Has Been Beneficial to Aegion

Aegion's Core End Market



MIDSTREAM

Transport

We Protect Pipe.™

corrpro
- Cathodic protection
- Engineering inspection services

united / CRTS
- Pipe linings for corrosion and abrasion protection

BAYOU / CCSI
- New pipe and field coatings

Corrosion Engineering and Cathodic Protection 2009-2013

(acquired in 2009)

- Revenues increased from $170 million in 2009 to $232 million in 2013
- Operating margins increased from 8% in 2009 to more than 13% in 2013

Industrial Linings 2007-2013

(began organic international expansion in 2008)

- Revenues increased from $42 million in 2007 to $122 million in 2013 at high teens operating margins

Coatings Business 2009-2013

(acquired in 2009)

- Inconsistent revenues since acquisition due to reduced pipe coating project activity in the Gulf of Mexico and southeast United States

Robotic Coatings Business 2011-2013F

(acquired in 2011)

- Offshore portion of the signature $28 million Saudi Aramco Wasit project now underway after an extended delay by the general contractor

AEGION

The Acquisition of Brinderson in July 2013 Opened a New Market for Aegion in the United States Downstream Energy Segment

Aegion Increases Presence



UPSTREAM
Exploration and Production

united · BAYOU · CRTS

- Corrosion and abrasion protection for pipe gathering and extraction supply lines

BRINDERSON

- Facility maintenance programs
- Engineering, procurement, and construction (EPC) services

Aegion's Core End Market



MIDSTREAM
Transport

We Protect Pipe.™

corrpro · united · CRTS · BAYOU · CCSI

- Cathodic protection
- Engineering inspection services
- Pipeline lining and maintenance
- New pipe coatings

BRINDERSON

- Terminal facility maintenance
- EPC services

Aegion Entry



DOWNSTREAM
Processing and Refining

BRINDERSON

- Facility maintenance programs
- Turnaround planning and execution
- EPC services

AEGION

A Larger Mix of Recurring Revenues Expected to Help Reduce Project Volatility in 2014

Total Energy & Mining Recurring Revenue Mix


WITHOUT BRINDERSON
48%
52%
Operating & Maintenance Services (Recurring)
New Capital Spend Projects
WITH BRINDERSON
39%
61%

Based on 2014 guidance as of February 25, 2014

Corrosion engineering and cathodic protection business and Brinderson are expected to account for approximately 75% of Energy & Mining revenues in 2014, of which 75% are from recurring sources

AEGION

Aegion Expects To Generate Sizeable Cash Flow from Operations in 2014

Aegion's Cash Flow From Operations



in USD millions
$42
$58
$53
$23
$111
$89*
$100 to $110
2008
2009
2010
2011
2012
2013
2014F

** Includes $4 million for acquisition-related expenses*

Aegion's Return on Invested Capital



6.4%
6.7%
9.0%
5.7%
7.4%
6.7%
7% to 8%
2008
2009
2010
2011
2012
2013
2014F

$$\text{ROIC} = \frac{\text{NOPAT} + \text{Equity Earnings} - \text{Non-Controlling Interest}}{[(\text{Total Assets} - \text{Non-Interest Bearing Liabilities}) - (\text{Cash and Cash Equivalents})]}$$

2013 Cash from Operations and Uses of Cash

Cash Flow from Operations

- Expected earnings growth in 2014 to be the largest contributor to cash flow growth
- Continued focus on reducing DSOs
  - Reduced DSOs by approximately 10% in 2013 primarily from improved collections in Global Water & Wastewater and Commercial & Structural platforms

Uses of Cash

- CAPEX expected to be $30 to $35 million—a modest increase from 2013 to support growth in 2014
- Repurchased $24.6 million of Aegion common stock in 2013; Expect to implement a similar stock repurchase program in 2014
- Debt amortization repayment schedule of approximately $29 million in 2014

Return on Invested Capital

Targeted 7% to 8% range reflects:

- Expected earnings growth in 2014 primarily from corrosion engineering and cathodic protection, North American Water & Wastewater, industrial linings and Brinderson, representing the vast majority of expected operating income
- Invested capital includes amortization of intangibles, primarily goodwill, for the Brinderson acquisition
- Continued improvement in working capital management to lower DSOs

AEGION

Earnings Seasonality Favors The Second and Third Quarters; Timing For Major Projects May Shift Seasonal Earnings Pattern

Fourth Quarter

- Traditionally strong quarter for corrosion engineering and cathodic protection, European water and wastewater and Commercial & Structural
- Slight seasonal draw down for the North American Water and Wastewater business and industrial linings
- Largest contribution from International Water & Wastewater
- Unites States downstream maintenance activity begins to build ahead of the turnaround season and increased upstream construction project activity

First Quarter

- Traditionally the least profitable quarter because of winter weather in the Northern Hemisphere
  - First two months of 2014 have seen increased disruption impacting North American Water & Wastewater, Commercial & Structural and corrosion engineering and cathodic protection
- Canadian coatings operations expected to increase activity later in 2014 from an unusual slowdown in the pipeline construction season
- Brinderson gears up for the United States downstream maintenance and turnaround season

Expect first quarter EPS to be only slightly above the $0.09 achieved in the first quarter of 2013



FOURTH QUARTER
FIRST QUARTER
2014 Earnings Seasonality
THIRD QUARTER
SECOND QUARTER

Third Quarter

- Summer/Fall drives peak activity for North America water and wastewater, Corrosion engineering and cathodic protection, industrial linings and Commercial & Structural activity
- United States downstream maintenance slows as refineries operate at peak capacity utilization. Upstream contracts for Brinderson can help to offset the seasonal downstream slowdown

Second Quarter

- Seasonal activity increases for the North America Water and Wastewater business, which enjoys strong backlog entering 2014
- Activities for corrosion engineering and cathodic protection and Commercial & Structural increase heading into the prime construction season
- Asia-Pacific cured-in-place pipe activity builds—primarily in Australia
- United States downstream maintenance and turnaround begins to wind down ahead of peak capacity utilization in the third quarter

AEGION

Where We Are Going

Aegion's path to sustainable growth:

- **Favorable end markets for Aegion's technologies and services**
- **Increase recurring revenues to balance growth from Aegion's project-dependent technologies and services**
- **Expect annual improvement in ROIC towards long-term target of 15% through expanding margins and earnings growth**

Energy & Mining

Comprehensive Pipeline Protection
+
Upstream and Downstream Maintenance

- Strong energy demand sustaining commodity prices and capital spend
- Pipeline protection aided by regulatory/environmental concerns
- Upstream and downstream facilities require reliable, safe and high quality maintenance and other services to meet demands for these facilities
- Energy & Mining market opportunities in North America, Middle East, South America and Asia-Pacific
- Objective is to grow recurring revenues in existing markets and new geographies to balance technologies and services subject to project timing risk
- Find opportunities for cross selling of services through "nested" positions with customers

Commercial & Structural

Drive Conversion to Fibrwrap®

- Fast growing commercial rehabilitation market
- North America addressable market is roughly $650 million with more than a third dedicated to fiber-reinforced polymers[1]
- Fyfe®/Fibrwrap® driving conversion from traditional rehabilitation methods such as concrete and steel in pipelines, buildings, transportation and waterfront end markets
- Fibrwrap® product attributes can support the growing need for force protection (seismic/anti-terrorism)
- Expect 2014 to continue to build a capable North America organization for growth

[1] Addressable market data based on company estimates

Water & Wastewater

Stability and Consistency

- Insituform is the global leader in trenchless cured-in-place pipe rehabilitation and is well-positioned to successfully execute under any market condition
- Global infrastructure needs are immense—however spending decisions are made at the local level
- Current municipal budgets are constrained in Europe while the United States market is stable with regional areas of growth, and Asia-Pacific has potential for growth in select countries

AEGION®

Appendix

2014 Full Year Financial Outlook by Platform

2014 Guidance ($ in millions USD except percentages)	Energy & Mining[1]	Global Water & Wastewater[2]	Commercial & Structural
Revenues	$770 to $800	$500 to $525	$70 to $85
Operating Margins	8% to 9%	7% to 8%	Negative low single digits to positive low single digits
Contract Backlog			
12/31/13	$429.1	$280.1	$49.8
9/30/13	$384.7	$284.7	$48.2
12/31/12	$243.8	$241.8	$50.8

1. Brinderson backlog as of December 31, 2013 was $268.3 million based on estimated 12-months' unrecognized revenues to be realized under long-term Master Service Agreements and other signed contracts
2. North America segment of the Global Water & Wastewater platform backlog of $241.9 million as of December 31, 2013 remained at record level

AEGION

Selected Business Results Not in The Segment Reports

FOURTH QUARTER 2013
(in millions USD, except margins)

	Revenues	Gross Profit	Gross Margins	Operating Income/(Loss)
Industrial Linings	$ 26.2	$ 6.1	23.4%	N/A
Corrosion Engineering and Cathodic Protection	62.6	16.5	26.5%	N/A
Coatings	20.2	2.8	13.9%	N/A
Robotic Coatings	6.9	3.9	55.9%	N/A
Brinderson (Facility/Oil Field Maintenance Services)	60.3	10.5	17.5%	N/A
European Water & Wastewater	20.7	5.0	24.4%	1.7
Asia-Pacific Water & Wastewater	9.6	1.8	18.8%	(0.1)

International Water & Wastewater backlog excludes the announcement in January of two multi-year contract awards in Australia totaling $31 million

Brinderson backlog includes key long-term maintenance contract awards and renewals in December 2013

AEGION

Non-GAAP Reconciliation

Reconciliation of Non-GAAP Items in Statement of Operations

(in thousands USD except for share information)

	Fourth Quarter (from Continuing Operations)					
	2013			2012		
	Consolidated Results	Acquisition-Related Expenses	Total	Consolidated Results	Acquisition-Related Expenses	Total
Operating Expenses	$ 50,027	$ (1,656)	$ 48,371	$ 44,622	$ (530)	$ 43,532
Operating Income	**22,209**	**1,656**	**23,865**	**25,097**	**530**	**25,627**
Income before Taxes	17,643	1,656	19,299	22,690	530	23,220
Taxes on Income	4,169	659	4,828	6,801	187	6,988
Net Income (attributable to Aegion Corporation)	**14,494**	**997**	**15,491**	**15,728**	**343**	**16,071**
Diluted EPS	**$ 0.37**	**$ 0.03**	**$ 0.40**	**$ 0.40**	**$ 0.01**	**$ 0.41**

All financial data presented are from continuing operations

AEGION

Non-GAAP Reconciliation

Reconciliation of Non-GAAP Items in Statement of Operations

(in thousands USD except for share information)

	Full Year (from Continuing Operations)							
	2013					2012		
	Consolidated Results	Acquisition-Related Expenses	Credit Facility Fees	Joint Venture/ Divestiture Activities	Total	Consolidated Results	Acquisition-Related Expenses	Total
Operating Expenses	$ 184,314	$ (5,831)	$ --	$ --	$ 178,483	$ 171,970	$ (3,124)	$ 168,846
Operating Income	**66,882**	**5,831**			**72,713**	**81,803**	**3,124**	**84,927**
Interest Expense, Net	(13,169)	--	1,964	--	(11,205)	(10,208)	--	(10,208)
Other	4,964			(8,688)	(3,724)	(1,458)		(1,458)
Income before taxes	59,002	5,831	1,964	(8,688)	58,109	70,866	3,124	73,990
Taxes on Income (tax benefit)	12,154	2,321	782	(2,635)	12,622	18,663	434	19,097
Net Income (attributable to Aegion Corporation)	**50,812**	**3,510**	**1,182**	**(6,053)**	**49,451**	**54,374**	**2,690**	**57,064**
Diluted EPS	**$ 1.30**	**$ 0.09**	**$ 0.03**	**$ (0.15)**	**$ 1.27**	**$ 1.37**	**$ 0.07**	**$ 1.44**

All financial data presented are from continuing operations

AEGION